SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 21, 1999.
                                                        ----------------

                        Oakwood Mortgage Investors, Inc.
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               (Exact name of registrant as specified in charter)


     North Carolina                333-58497            56-1886793
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  (State or other jurisdiction  (Commission           (IRS Employer
   of incorporation)            File Number)       Identification No.)

               7800 McCloud Road, Greensboro, North Carolina 27407
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              (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (336) 664-2400
                                                           --------------

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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

               On January 21, 1999, the Registrant caused the issuance and sale of $351,290,125 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 1999-A (the "Certificates") pursuant to the Series 1999-A Pooling and Servicing Agreement, dated as of January 1, 1999 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, as Servicer, and Chase Manhattan Trust Company, National Association, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (July 1998 Edition) (the "Standard Terms"). The Certificates were issued in eleven Classes with Pass-Through Rates and initial Certificate Principal Balances as set forth below:


                                         INITIAL
                                       CERTIFICATE
                                        PRINCIPAL           PASS THROUGH
                   DESIGNATION           BALANCE                RATE

                  Class A-1            $62,900,000              (1)
                  Class A-2            $57,600,000             5.890%
                  Class A-3            $33,700,000             6.090%
                  Class A-4            $18,700,000             6.650%
                  Class A-5            $64,850,000              6.340
                  Class M-1            $23,250,000               (2)
                  Class M-2            $12,750,000               (3)
                   Class B-1           $11,250,000               (4)
                  Class B-2            $15,000,000               (5)
                   Class X             (6)                       (6)
                  Class R              (7)                       (7)

         (1) The Pass-Through Rate on the Class A-1 Certificates for any Distribution Date shall be the per annum rate equal to the lesser of One-Month LIBOR, as determined (except for the initial Distribution
         Date) on the applicable Floating Rate Determination Date, plus 0.32%, or the Weighted Average Net Asset Rate.

         (2) The Pass-Through Rate on the Class M-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 6.860% per annum and (ii) the Weighted Average Net Asset Rate.

         (3) The Pass-Through Rate on the Class M-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 7.690% per annum and (ii) the Weighted Average Net Asset Rate.

         (4) The Pass-Through Rate on the Class B-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.530% per annum and (ii) the Weighted Average Net Asset Rate.

         (5) The Pass-Through Rate on the Class B-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 7.950% per annum and (ii) the Weighted Average Net Asset Rate.

         (6) The Class X Certificates shall have no Certificate Principal Balance and no Pass-Through Rate.

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         (7) The Class R Certificates shall have no Certificate Principal
         Balance and no Pass-Through Rate.

              The Certificates evidence, in the aggregate, the entire beneficial ownership interest in OMI Trust 1999-A (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in a privately-negotiated transaction with Oakwood Acceptance Corporation ("OAC") pursuant to a Sales Agreement, dated as of January 1, 1999, between the Registrant and OAC. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in one of such REMICs. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

              The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class X and Class R Certificates. The Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates are senior to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates; the Class M-1 Certificates are senior to the Class M-2, Class B-1 and Class B-2 Certificates; the Class M-2 Certificates are senior to the Class B-1 and Class B-2 Certificates; and the Class B-1 Certificates are senior to the Class B-2 Certificates.

              The Offered Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation and NationsBanc Montgomery Securities LLC (the "Underwriters") pursuant to a Terms Agreement, dated as of January 14, 1999, among the Underwriters, the Registrant and OAC, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, June 1995. The Class X and Class R Certificates have been transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.

              Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms.

              The description of the Assets transferred to the Trustee pursuant to the Pooling and Servicing Agreement begins on the next page.




      Exhibits
      --------

              1.1      Terms Agreement, dated January 14, 1999, among the
                       Registrant, Oakwood Acceptance Corporation and Credit
                       Suisse First Boston Corporation and NationsBanc
                       Montgomery Securities LLC, as Underwriters, relating to the Offered Certificates (related exhibits available upon request of the Registrant)

              4.1       Copy of the Series 1999-A Pooling and Servicing
                        Agreement, dated as of January 1, 1999, by and among the Registrant, Oakwood Acceptance Corporation, as Servicer, and Chase Manhattan Trust Company, National Association, as Trustee (related exhibits available upon request of the Trustee)

             99.1       Copy of the Limited Guarantee, dated as of January 1,
                        1999 by Oakwood Homes Corporation for the benefit of Chase Manhattan Trust Company, National Association, as
                        Trustee.



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                                   Signatures


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      January 21, 1999                       OAKWOOD MORTGAGE INVESTORS, INC.




                                             By: /s/ DOUGLAS R. MUIR
                                                 -------------------------------
                                                 Name:  Douglas R. Muir
                                                 Title: Vice President


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                                INDEX TO EXHIBITS
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                                                                                                 Page
                                                                                                 ----
      1.1      Terms Agreement, dated January 14, 1999, among the Registrant,
               Oakwood Acceptance Corporation and Credit Suisse First Boston
               Corporation and NationsBanc Montgomery Securities LLC., as
               Underwriters, relating to the Offered Certificates (related exhibit available upon request of the Registrant)............................

      4.1      Copy of the Series 1999-A Pooling and Servicing Agreement, dated as of January 1, 1999, by and among the Registrant, Oakwood
               Acceptance Corporation, as Servicer, and Chase Manhattan Trust
               Company, National Association (related exhibit available upon request of the Trustee)......................................................

     99.1      Copy of the Limited Guarantee, dated as of January 1, 1999 by
               Oakwood Homes Corporation for the benefit of Chase Manhattan Trust
               Company, National Association, as Trustee....................................
